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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 12, 2008
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                      Merrill Lynch Mortgage Trust 2008-C1
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                       (Exact Name of the Issuing Entity)

                      Merrill Lynch Mortgage Investors Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

    Bank of America, National Association, Dexia Real Estate Capital Markets,
      Merrill Lynch Mortgage Lending, Inc., PNC Bank, National Association,
         General Electric Capital Corporation and Capmark Finance, Inc.
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               (Exact Name of Sponsor as Specified in Its Charter)

                Delaware                  333-142235-06         13-3416059
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      (State or Other Jurisdiction         (Commission        (IRS Employer
     of Incorporation of Registrant)       File Number)       Identification
                                                            No. of Registrant)

  4 World Financial Center, 16th Floor
  250 Vesey Street, New York, New York                            10080
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (212) 449-1000
                                                   --------------
                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Shell Company Transactions:

     Not applicable.

(d)  Exhibits:

Exhibit No.   Description

1.1           Underwriting Agreement dated as of May 21, 2008, among Merrill
              Lynch Mortgage Investors, Inc. as depositor, and, Merrill Lynch,
              Pierce, Fenner & Smith Incorporated, Banc of America Securities
              LLC, Citigroup Global Markets Inc. and PNC Capital Markets LLC as
              underwriters.

4.1           Pooling and Servicing Agreement dated as of June 1, 2008, among
              Merrill Lynch Mortgage Investors, Inc. as depositor, Bank of
              America, National Association as master servicer no. 1, Midland
              Loan Services, Inc. as master servicer no. 2, Wachovia Bank,
              National Association as master servicer no. 3, Midland Loan
              Services, Inc. as special servicer, U.S. Bank National Association as trustee, and LaSalle Bank National Association as certificate administrator and custodian.

4.2           Pooling and Servicing Agreement dated as of August 1, 2007, among
              Merrill Lynch Mortgage Investors, Inc. as depositor, KeyCorp Real
              Estate Capital Markets, Inc. as master servicer no. 1, Wells Fargo
              Bank, National Association as master servicer no. 2, Midland Loan
              Services, Inc. as special servicer, and LaSalle Bank National
              Association as trustee and custodian.(1)

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(1)  Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
     (File No. 333-142235-04) filed with the Commission on September 10, 2007.

4.3           Pooling and Servicing Agreement dated as of November 1, 2007, among Banc of America Commercial Mortgage Inc. as depositor, Bank of America, National Association as master servicer, Midland Loan
              Services, Inc. as special servicer and Wells Fargo Bank, N.A. as trustee and REMIC administrator.(2)

4.4           Pooling and Servicing Agreement dated as of February 1, 2008, among Morgan Stanley Capital I Inc. as depositor, Wells Fargo
              Bank, National Association as master servicer, Centerline
              Servicing Inc. as special servicer and LaSalle Bank National
              Association as trustee and custodian and Wells Fargo Bank,
              National Association as paying agent, certificate administrator and authenticating agent.(3)

5.1           Opinion of Thacher Proffitt & Wood LLP with respect to legality.

8.1           Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).

23.1          Consent of Thacher Proffitt & Wood LLP (included as part of
              Exhibit 5.1).

99.1          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              Merrill Lynch Mortgage Lending, Inc. as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.2          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              Bank of America, National Association as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.3          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              Dexia Real Estate Capital Markets as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.4          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              PNC Bank, National Association as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.5          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              General Electric Capital Corporation as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.6          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              Capmark Finance Inc. as seller and Merrill Lynch Mortgage
              Investors, Inc. as purchaser.

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(2)  Incorporated by reference to Exhibit 4 to the Current Report on Form 8-K
     (File No. 333-130755-09) filed with the Commission on November 30, 2007.

(3)  Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K
     (File No. 333-143623-06) filed with the Commission on March 14, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 26, 2008

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /S/ David M. Rodgers
                                            ------------------------------------
                                            Name:  David M. Rodgers
                                            Title: Executive Vice President,
                                                   Chief Officer in Charge of
                                                   Commercial Mortgage
                                                   Securitization

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.   Description

1.1           Underwriting Agreement dated as of May 21, 2008, among Merrill
              Lynch Mortgage Investors, Inc. as depositor, and, Merrill Lynch,
              Pierce, Fenner & Smith Incorporated, Banc of America Securities
              LLC, Citigroup Global Markets Inc. and PNC Capital Markets LLC as
              underwriters.

4.1           Pooling and Servicing Agreement dated as of June 1, 2008, among
              Merrill Lynch Mortgage Investors, Inc. as depositor, Bank of
              America, National Association as master servicer no. 1, Midland
              Loan Services, Inc. as master servicer no. 2, Wachovia Bank,
              National Association as master servicer no. 3, Midland Loan
              Services, Inc. as special servicer, U.S. Bank National Association as trustee, and LaSalle Bank National Association as certificate administrator and custodian.

4.2           Pooling and Servicing Agreement dated as of August 1, 2007, among
              Merrill Lynch Mortgage Investors, Inc. as depositor, KeyCorp Real
              Estate Capital Markets, Inc. as master servicer no. 1, Wells Fargo
              Bank, National Association as master servicer no. 2, Midland Loan
              Services, Inc. as special servicer, and LaSalle Bank National
              Association as trustee and custodian.(1)

4.3           Pooling and Servicing Agreement dated as of November 1, 2007, among Banc of America Commercial Mortgage Inc. as depositor, Bank of America, National Association as master servicer, Midland Loan
              Services, Inc. as special servicer and Wells Fargo Bank, N.A. as trustee and REMIC administrator.(2)

4.4           Pooling and Servicing Agreement dated as of February 1, 2008, among Morgan Stanley Capital I Inc. as depositor, Wells Fargo
              Bank, National Association as master servicer, Centerline
              Servicing Inc. as special servicer and LaSalle Bank National
              Association as trustee and custodian and Wells Fargo Bank,
              National Association as paying agent, certificate administrator and authenticating agent.(3)

5.1           Opinion of Thacher Proffitt & Wood LLP with respect to legality.

8.1           Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).

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(1)  Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K
     (File No. 333-142235-04) filed with the Commission on September 10, 2007.

(2)  Incorporated by reference to Exhibit 4 to the Current Report on Form 8-K
     (File No. 333-130755-09) filed with the Commission on November 30, 2007.

(3)  Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K
     (File No. 333-143623-06) filed with the Commission on March 14, 2008.

23.1          Consent of Thacher Proffitt & Wood LLP (included as part of
              Exhibit 5.1).

99.1          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              Merrill Lynch Mortgage Lending, Inc. as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.2          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              Bank of America, National Association as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.3          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              Dexia Real Estate Capital Markets as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.4          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              PNC Bank, National Association as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.5          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              General Electric Capital Corporation as seller and Merrill Lynch
              Mortgage Investors, Inc. as purchaser.

99.6          Mortgage Loan Purchase Agreement dated as of May 21, 2008, between
              Capmark Finance Inc. as seller and Merrill Lynch Mortgage
              Investors, Inc. as purchaser.